                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 10, 2006
                                                 -------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                     0-22760                  48-1099142
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

   15301 W. 109th Street  Lenexa, Kansas                         66219
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code          (913) 647-0158
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.02   Results of Operations and Financial Condition.

     On March 10, 2006,  Elecsys  Corporation  issued a press release announcing its  financial  results for the quarter  ended  January 31,  2006. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

     (c)    EXHIBITS. The following exhibits are filed herewith:

     99.1   Press Release dated March 10, 2006.

                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 10, 2006
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number                                       Description
--------------                         ---------------------------------------
     99.1                                 Press release dated March 10, 2006